SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	May 3, 2003

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844

(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION	FILE NUMBER)	IDENTIFICATION NO.)

1440 Kiewit Plaza
Omaha, Nebraska		68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

ITEM 12. Results of Operations and Financial Condition
EXHIBIT INDEX
SIGNATURES
PRESS RELEASE

ITEM 12. Results of Operations and Financial Condition

     On May 3, 2003, Berkshire Hathaway Inc. (“Berkshire”) held its 2003 Annual Shareholder’s Meeting. In connection therewith, Warren E. Buffett, Chairman and Chief Executive Officer, provided Berkshire shareholders with certain preliminary information regarding Berkshire’s results for the first quarter of 2003. On May 4, 2003, Berkshire issued a press release summarizing the aforementioned information.

     A copy of the press release is attached hereto as an exhibit (99.1).

EXHIBIT INDEX

99.1	Press Release issued on May 4, 2003

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg

By:	Marc D. Hamburg
Vice President and Chief Financial Officer